Exhibit 10.3

CONSENT AND AMENDMENT NO. 6

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Consent and Amendment No. 6 to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of October 26, 2018, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Controls”, and together with the Parent and Electronics, the “Domestic Borrowers”), STONERIDGE ELECTRONICS AB, reg. no. 556442-9388, a Swedish corporation (“Stoneridge Sweden”, and together with the Domestic Borrowers, the “Borrowers”), STONERIDGE AFTERMARKET, INC., an Ohio corporation (“Aftermarket”), ORLACO INC., a Delaware corporation (“Orlaco”) and SRI HOLDINGS US LLC, a Delaware limited liability company (“SRI Holdings” and, together with Aftermarket and Orlaco, the “Guarantors”), the various Lenders (as hereinafter defined) which are a party to this Amendment and PNC Bank, National Association, a national banking association, as the administrative agent (in such capacity, the “Administrative Agent”) and the collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, the “Agents”).

Recitals:

A.           The Borrowers have been extended certain financial accommodations pursuant to that certain Third Amended and Restated Credit Agreement, dated as of September 12, 2014 (as heretofore amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the guarantors party thereto from time to time, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent.

B.           The Parent has advised the Lenders and the Agents that it desires to effect certain internal restructurings of its Foreign Subsidiaries (as this and other capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement).

C.           The internal restructuring steps or transactions will result in, inter alia, (i) the liquidation (including as a result of a transfer of Equity Interests resulting in a single equityholder) of Stoneridge Netherlands, SRI Holdings C.V. and Stoneridge European Holdings B.V., (ii) the formation of a new Delaware limited liability company and wholly-owned Subsidiary of the Domestic Borrowers (“New US”), which will in turn own 100% of the Equity Interests in Stoneridge B.V. and (iii) the transfer of Stoneridge Brazil, PST and its Subsidiaries first to Stoneridge Netherlands and then to Stoneridge B.V., all as more fully described in correspondence (and attachments thereto) from the Parent to the Lenders and/or the Administrative Agent prior to the date hereof (such restructuring steps or transactions as so described, together with any changes thereto approved by the Administrative Agent in writing that are deemed by the Administrative Agent, in its sole discretion, not to be materially adverse to the interests of the Administrative Agent or the Lenders, collectively, the “2018 Foreign Restructuring”).

D.           Certain of the component steps or transactions that comprise the 2018 Foreign Restructuring would breach certain of the covenants of the Credit Agreement, and the Borrowers have requested that the Lenders consent to the 2018 Foreign Restructuring and amend certain provisions of the Credit Agreement.

E.            Upon and subject to the terms and conditions of this Amendment, Lenders have agreed to grant such requests.

2

Agreements:

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

Section 1               AMENDMENTS TO THE CREDIT AGREEMENT AND CONSENT.

Effective as of the Amendment Effective Date (as defined below), the Lenders hereby consent to the 2018 Foreign Restructuring. Each of the Lenders party hereto hereby approves the release of the existing Brazil Pledge Agreements and the Dutch Pledge Agreement. It is acknowledged and agreed that, upon consummation of the 2018 Foreign Restructuring, the Loan Parties shall be required to comply with the provisions of Section 8.1.13 [Covenant to Guaranty Obligations and Give Security].

Additionally, in furtherance of such consent, the Credit Agreement is hereby amended as follows:

1.1           Amendments to Section 1.1 [Certain Definitions] to the Credit Agreement. The following definitions are hereby inserted into Section 1.1 [Certain Definitions] as new defined terms therein in the appropriate alphabetical order:

2018 Foreign Restructuring shall have the meaning assigned to such term in the Sixth Amendment.

Permitted Parent Redemption shall mean a redemption or other purchase by Parent of its own Capital Stock, so long as, in each instance, (i) both immediately before, and after giving pro forma effect to, each such redemption or other purchase, no Potential Default or Event of Default shall exist, and (ii) the aggregate consideration paid by Parent for all such redemptions or other purchases does not exceed $50,000,000.

Sixth Amendment shall mean Amendment No. 6 to Third Amended and Restated Credit Agreement dated October 26, 2018 among the Borrowers, the Guarantors, the Lenders and the Agents.

3

Sixth Amendment Effective Date shall have the meaning assigned to such term in the Sixth Amendment.

1.2           Amendment to Section 8.2.5 [Dividends and Related Distributions] of the Credit Agreement. Section 8.2.5 [Dividends and Related Distributions] of the Credit Agreement is hereby amended by amending and restating in its entirety clause (iii) thereof as follows:

(iii)        any Restricted Payment that is (a) a Permitted Parent Redemption or (b) made in connection with a Permitted Transaction; and

1.3           Amendment to Section 8.2.7 [Dispositions of Assets or Subsidiaries] of the Credit Agreement. Section 8.2.7 [Dispositions of Assets or Subsidiaries] of the Credit Agreement is hereby amended by amending and restating in its entirety clause (vii) thereof as follows:

(vii)       any sale, transfer or other disposition of assets that is made (a) by a Subsidiary in connection with a Permitted Transaction and (b) to consummate the 2018 Foreign Restructuring; and

1.4           Amendment to Section 8.2.8 [Affiliate Transactions] of the Credit Agreement. Section 8.2.8 [Affiliate Transactions] of the Credit Agreement is hereby amended by adding to the end of such Section the following proviso immediately following the words “applicable Law” and before the period at the end of such Section:

; provided, however, that the restrictions of this Section 8.2.8 [Affiliate Transactions] shall not apply to (i) any transaction between or among Domestic Loan Parties, (ii) any transaction between or among any of Subsidiaries that are not Loan Parties, (iii) Restricted Payments permitted by Section 8.2.5 [Dividends and Related Distributions], (iv) the 2018 Foreign Restructuring and (v) other transactions between or among Parent and its Subsidiaries not otherwise in contravention of any prohibition or restriction of this Agreement.

1.5           Amendment to Section 8.2.13 [Changes in Organizational Documents] of the Credit Agreement. Section 8.2.13 [Changes in Organizational Documents] of the Credit Agreement is hereby amended by adding to the end of such Section the following proviso immediately following the words “Required Lenders” and before the period at the end of such Section:

4

; provided, however, that with respect to any change in the organizational documents of any Foreign Subsidiary that is incident to the 2018 Foreign Restructuring, the applicable Loan Party shall not be required to provide such 15-day prior written notice to the Administrative Agent and the Lenders so long as such Loan Party delivers to the Administrative Agent and the Lenders true and complete copies of the documents effecting such change promptly following the effectiveness thereof.

1.6           Restated Schedule 6.1.2 [Subsidiaries] to the Credit Agreement. Schedule 6.1.2 [Subsidiaries] of the Credit Agreement is hereby amended, restated and replaced in its entirety by the Amended and Restated Schedule 6.1.2 attached to this Amendment as Attachment 1 hereto.

Section 2               REPRESENTATIONS AND WARRANTIES.

Each Loan Party hereby represents and warrants to the Lenders and the Agents as follows:

2.1           The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general principles of equity.

2.2             No Potential Default or Event of Default. No Potential Default or Event of Default exists under the Credit Agreement as of the date hereof, and no Potential Default or Event of Default will occur as a result of the effectiveness of this Amendment.

5

2.3           Restatement of Representations and Warranties. The representations and warranties of such Loan Party contained in the Credit Agreement, as amended by this Amendment, and the other Loan Documents are true and correct in all material respects (or, if already qualified by materiality therein, in all respects) on and as of the Sixth Amendment Effective Date as though made on the Sixth Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, if already qualified by materiality therein, in all respects)as of such earlier date.

2.4          Organizational Documents. There have been no changes to the articles or certificate of incorporation, by-laws, code of regulations, certificate of formation, limited liability company agreement or other organizational documents, as the case may be (collectively, the “Organizational Documents”) of such Loan Party since the most recent certification provided to the Administrative Agent, and such Organizational Documents remain in full force and effect as of the Sixth Amendment Effective Date.

Section 3              CONDITIONS TO EFFECTIVENESS.

The date and time of the effectiveness of this Amendment (the “Sixth Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

3.1           Execution. The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by an authorized officer of each Loan Party and the Required Lenders.

3.2           Good Standing Certificates. The Administrative Agent shall have received copies of certificates from the appropriate state officials (dated not more than thirty (30) days prior to the Sixth Amendment Effective Date) as to the continued existence and good standing of each domestic Loan Party in each state where organized.

6

3.3          Payment of Costs and Expenses. The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Administrative Agent and its advisors, service providers and legal counsel incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Sixth Amendment Effective Date pursuant to any fee letter or agreement with the Administrative Agent.

3.4           Other. All corporate and other proceedings, and all documents, instruments, certificates and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

The Administrative Agent or its counsel will advise the Parent and the Lenders promptly by electronic mail of the occurrence of the Sixth Amendment Effective Date.

Section 4               MISCELLANEOUS.

4.1           Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof.

4.2           Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

4.3           Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

7

4.4           Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

4.5           Negotiations. Each Loan Party acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agents and the Lenders.

4.6           Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Agents under the Credit Agreement or the other Loan Documents, or (ii) except as expressly provided herein, of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other Loan Document. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.

4.7           Reaffirmation. Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.

8

4.8          Confirmation of Obligations. Each Loan Party hereby affirms as of the date hereof all of its respective Obligations and other obligations to each of the Lenders under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Obligations and other obligations are owed to each of the Lenders according to their respective terms. Each Loan Party hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Agents or Lenders of the Obligations and other obligations of such Loan Party to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.

4.9           Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[No additional provisions are on this page; the page next following is a signature page.]

9

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:	STONERIDGE, INC.

	By:	/s/ Robert R. Krakowiak
	Name:	Robert R. Krakowiak
	Title:	Chief Financial Officer and Treasurer

STONERIDGE CONTROL DEVICES, INC.
STONERIDGE ELECTRONICS, INC.

	By:	/s/ Robert R. Krakowiak
	Name:	Robert R. Krakowiak
	Title:	Vice President

STONERIDGE ELECTRONICS AB

	By:	/s/ Jonathan B. DeGaynor
	Name:	Jonathan B. DeGaynor
	Title:	Managing Director

GUARANTORS:	STONERIDGE AFTERMARKET, INC.
ORLACO INC.

	By:	/s/ Robert R. Krakowiak
	Name:	Robert R. Krakowiak
	Title:	Vice President

SRI HOLDINGS US LLC

By: Stoneridge, Inc., its sole member

By:	/s/ Robert R. Krakowiak
Name:	Robert R. Krakowiak
Title:	Chief Financial Officer and Treasurer

[Signature Page to Consent and Amendment No. 6]

AGENTS:	PNC BANK, NATIONAL ASSOCIATION, as
the Administrative Agent and the Collateral Agent

	By:	/s/ Scott Neiderheide
	Name:	Scott Neiderheide
	Title:	Vice President

[Signature Page to Consent and Amendment No. 6]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott Neiderheide
Name:	Scott Neiderheide
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ James A. Pitzer

Name:	James A. Pitzer

Title:	Executive Director

COMPASS BANK, as a Lender

By:	/s/ Jeff Bork

Name:	Jeff Bork

Title:	Senior Vice President

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen A. Maenhout

Name:	Stephen A. Meanhout

Title:	Senior Vice President

[Signature Page to Consent and Amendment No. 6]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ William N. Bartok

Name:	William N. Bartok

Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey S. Johnson

Name:	Jeffrey S. Johnson

Title:	Senior Vice President

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Betsy Phillips

Name:	Betsy Phillips

Title:	Director

KEYBANK NATIONAL ASSOCIATION
(successor to FIRST NIAGARA BANK, N.A.), as
a Lender

By:	/s/ Suzannah Valdivia

Name:	Suzannah Valdivia

Title:	Senior Vice President

[Signature Page to Consent and Amendment No. 6]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Stephen J. Orban

Name:	Stephen J. Orban

Title:	Senior Vice President

[Signature Page to Consent and Amendment No. 6]

Attachment 1

To Consent and Amendment No. 6

Amended and Restated Schedule 6.1.2

Subsidiaries and Owners

Subsidiary/Issuer	Jurisdiction of Organization/ Formation of Issuer	Authorized and Outstanding Equity Interests of Issuer	Holder of Outstanding Equity Interests
Stoneridge, Inc.	Ohio	5M Preferred Shares, none issued or outstanding 60M Common Shares, 28,482,746 shares outstanding at September 30, 2018	Public (NYSE: SRI)
Stoneridge Electronics, Inc.	Texas	100 100	Stoneridge, Inc.
Stoneridge Control Devices, Inc.	Massachusetts	100 100	Stoneridge, Inc.
Stoneridge Aftermarket, Inc.	Ohio	100 100	Stoneridge, Inc.
SRI CS LLC	Michigan	1,000 1,000	Stoneridge, Inc.
SRI Holdings US LLC	Delaware	N/A	Stoneridge, Inc.
Japan Rep Office	Japan	N/A	Stoneridge, Inc.
SRI Holdings CV	Netherlands	Limited Partnership	Stoneridge Netherlands CV (99% limited partner) & Stoneridge Control Devices, Inc. (1% general partner)

Attachment 1 – Page 1

Subsidiary/Issuer	Jurisdiction of Organization/ Formation of Issuer	Authorized and Outstanding Equity Interests of Issuer	Holder of Outstanding Equity Interests
Stoneridge European Holdings B.V.	Netherlands	100 20	SRI Holdings CV
Stoneridge AB	Sweden	5,745 5,745	Stoneridge European Holdings B.V.
Stoneridge Electronics AB	Sweden	5,745 5,745	Stoneridge AB
Stoneridge Nordic AB	Sweden	1,000 1,000	Stoneridge Electronics AB
Stoneridge GmbH	Germany	100,000 100,000	Stoneridge Electronics AB
Stoneridge Electronics Limited	Scotland	250,000 250,000	Stoneridge AB
Stoneridge Electronics SrL	Italy	10,000 10,000	Stoneridge Electronics Limited
Spanish Sales Branch	Spain	N/A	Stoneridge Electronics Limited
French Sales Branch	France	N/A	Stoneridge Electronics Limited
Stoneridge Electronics AS	Estonia	160 40	Stoneridge European Holdings B.V.
Stoneridge Pollak (Holdings) Limited	UK	7,004,000 7,004,000	Stoneridge European Holdings B.V.

Attachment 1 – Page 2

Subsidiary/Issuer	Jurisdiction of Organization/ Formation of Issuer	Authorized and Outstanding Equity Interests of Issuer	Holder of Outstanding Equity Interests
Stoneridge Aftermarket GmbH	Germany	25,000 25,000	Stoneridge GmbH
Stoneridge OOO	Russia	10,000 10,000	Stoneridge European Holdings B.V. (99.01%) & Stoneridge Holdings CV (.99%)
Stoneridge do Brasil Participates Ltda.	Brazil	8,200,844,065 Quotas 8,200,844,065 Quotas	Stoneridge, Inc.
PST Eletronica Ltda.	Brazil	9,428,904,801 Quotas 9,428,904,801 Quotas	Stoneridge, Inc. (3,541,077,580 Quotas) & Stoneridge do Brasil Participações Ltda. (3,436,311,972 Quotas). 74% in Total
PST Teleatendimento Ltda. (f/k/a PST Industrial Ltda.)	Brazil	1,000,000 Quotas 1,000,000 Quotas	PST Eletronica Ltda. (999,999 quotas) & Stoneridge do Brasil Participacoes Ltda. (1 quota)
Positron Rastreadores Argentina S.A.	Argentina	100,000 100,000	PST Eletronica Ltda. 98,000 legal & beneficial owner, 2,000 beneficially owned. Daniel Ricci owns 2,000 (bare legal title) which are beneficially owned by PST Eletronica Ltda.
Argentina Sales Branch	Argentina	N/A	PST Electronica Ltda.
TED de Mexico S. de R.L. de C.V.	Mexico	Total Capital: $1,399,968 Mexican Pesos	Stoneridge, Inc. 99.99% SRI Holdings US LLC 0.01%

Attachment 1 – Page 3

Subsidiary/Issuer	Jurisdiction of Organization/ Formation of Issuer	Authorized and Outstanding Equity Interests of Issuer	Holder of Outstanding Equity Interests
TED de Mexico Servicios S. de R.L. de C.V.	Mexico	Total Capital: $3,000 Mexican Pesos	Stoneridge, Inc. 96.67% SRI Holdings US LLC 3.33%
Stoneridge Asia Holdings Ltd.	Mauritius	Unlimited 3,580,346	Stoneridge, Inc.
Stoneridge Asia Pacific Electronics (Suzhou) Co. Ltd.	China	Permitted investment is US$13.5M, of which the minimum capital is 40% (US$5.4M), has been fully paid	Stoneridge Asia Holdings Ltd.
Stoneridge Netherlands CV	Netherlands	Limited Partnership	Stoneridge, Inc. (99% limited partner) & Stoneridge Electronics, Inc. (1% general partner)
Stoneridge B.V.	Netherlands	100 (Authorization of additional shares requires amendment to articles) 100	Stoneridge Netherlands CV
Exploitatiemaatschappij De Berghaaf B.V.	Netherlands	30,000 preferred 1,800 preferred 60,000 1,874	Stoneridge B.V.
Orlaco Products B.V.	Netherlands	90,000 18,151	Exploitatiemaatschappij De Berghaaf B.V.
Orlaco GmbH	Germany	25,000 (Authorization of additional shares requires amendment to articles) 25,000	Stoneridge GmbH
Orlaco Inc.	Delaware	1,000 100	Stoneridge, Inc.

Attachment 1 – Page 4